UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2012

_______________________________________________________________________

LEE ENTERPRISES, INCORPORATED

 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Commission File Number 1-6227

Delaware (State of Incorporation)	42-0823980 (I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa  52801
(Address of Principal Executive Offices)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Lee Enterprises, Incorporated (the “Company”) is filing this Current Report on Form 8-K/A (the “Amendment Filing”) to revise certain information in a press release (the “Original Release”) furnished by the Company with its Current Report on Form 8-K filed with the Securities and Exchange Commission as of November 12, 2012 (the “Original Filing”). The revised information will also be included in the Company's Annual Report on Form 10-K, to be filed on December 14, 2012.

Section 2 - Financial Information

Item 2.02    Results of Operations and Financial Condition

On November 12, 2012, the Company issued the Original Release and furnished the Original Filing to announce financial results for its fourth fiscal quarter and year ended September 30, 2012.

Subsequent to the Original Filing, the Company determined that the amount of income tax expense recognized in the Company's Consolidated Statement of Operations for its fourth fiscal quarter at the time of the Original Filing was overstated by approximately $4,567,000.

This change results in a decrease in loss attributable to Lee Enterprises, Incorporated from $7,721,000 for the quarter ended September 30, 2012 to a loss of $3,154,000, and from a loss of $0.15 per diluted common share to a loss of $0.06. For the 2012 fiscal year, loss attributable to Lee Enterprises, Incorporated decreases from $21,265,000 to a loss of $16,698,000, and from a loss of $0.43 per diluted common share to a loss of $0.34.

This change has no impact on the Company's revenue, operating expenses, operating income or cash flows. The Amended Consolidated Statements of Operations for the Company's quarter and year ended September 30, 2012 follow:

CONSOLIDATED STATEMENTS OF OPERATIONS

	Quarter Ended			Year Ended
(Thousands of Dollars and Shares, Except Per Share Data)	Sept 30 2012	Sept 25 2011	Percent Change	Sept 30 2012	Sept 25 2011	Percent Change

Advertising revenue:
Retail	75,733	73,804	2.6	306,085	315,072	(2.9)
Classified:
Employment	9,647	9,831	(1.9)	37,079	37,286	(0.6)
Automotive	10,009	9,748	2.7	39,062	40,169	(2.8)
Real estate	5,622	5,956	(5.6)	20,942	23,794	(12.0)
All other	14,368	14,163	1.4	52,301	56,974	(8.2)
Total classified	39,646	39,698	(0.1)	149,384	158,223	(5.6)
National	6,326	7,068	(10.5)	29,173	31,639	(7.8)
Niche publications	2,959	3,113	(4.9)	11,230	12,414	(9.5)
Total advertising revenue	124,664	123,683	0.8	495,872	517,348	(4.2)
Circulation	45,240	43,688	3.6	174,747	172,245	1.5
Commercial printing	3,347	2,522	32.7	12,768	11,303	13.0
Other	7,092	5,922	19.8	27,099	26,423	2.6
Total operating revenue	180,343	175,815	2.6	710,486	727,319	(2.3)
Operating expenses:
Compensation	69,187	66,735	3.7	276,379	283,527	(2.5)
Newsprint and ink	13,114	13,198	(0.6)	52,003	56,191	(7.5)
Other operating expenses	56,644	55,072	2.9	214,570	220,656	(2.8)
Workforce adjustments	1,470	1,508	(2.5)	4,640	3,922	18.3
	140,415	136,513	2.9	547,592	564,296	(3.0)
Operating cash flow	39,928	39,302	1.6	162,894	163,023	(0.1)
Depreciation	5,730	6,280	(8.8)	23,620	25,833	(8.6)
Amortization	9,865	10,942	(9.8)	42,297	44,473	(4.9)
Impairment of goodwill and other assets	1,388	17,114	(91.9)	1,388	204,439	(99.3)
Curtailment gains	—	—	NM	—	16,137	NM
Equity in earnings of associated companies	1,229	1,073	14.5	7,231	6,151	17.6
Reduction of investment in TNI Partners	—	(100)	NM	—	11,900	NM
Operating income (loss)	24,174	6,139	NM	102,820	(101,334)	NM

CONSOLIDATED STATEMENTS OF OPERATIONS, continued

	Quarter Ended			Year Ended
(Thousands of Dollars and Shares, Except Per Share Data)	Sept 30 2012	Sept 25 2011	Percent Change	Sept 30 2012	Sept 25 2011	Percent Change

Non-operating income (expense):
Financial income	123	118	4.2	236	296	(20.3)
Financial expense	(25,546)	(12,896)	98.1	(83,078)	(52,696)	57.7
Debt financing costs	(42)	(2,698)	(98.4)	(2,823)	(12,612)	(77.6)
Other, net	(2,533)	611	NM	(2,533)	595	NM
	(27,998)	(14,865)	88.3	(88,198)	(64,417)	36.9
Income (loss) before reorganization costs and income taxes	(3,824)	(8,726)	(56.2)	14,622	(165,751)	NM
Reorganization costs	148	—	NM	37,765	—	NM
Loss before income taxes	(3,972)	(8,726)	(54.5)	(23,143)	(165,751)	(86.0)
Income tax expense (benefit)	(3,211)	(717)	NM	(9,371)	(20,316)	(53.9)
Net loss from continuing operations	(761)	(8,009)	(90.5)	(13,772)	(145,435)	(90.5)
Discontinued operations, net of income taxes	(2,266)	(724)	NM	(2,527)	(1,246)	NM
Net loss	(3,027)	(8,733)	(65.3)	(16,299)	(146,681)	(88.9)
Net income attributable to non-controlling interests	(127)	(51)	NM	(399)	(187)	NM
Loss attributable to Lee Enterprises, Incorporated	(3,154)	(8,784)	(64.1)	(16,698)	(146,868)	(88.6)

Loss per common share:
Basic:
Continuing operations	(0.02)	(0.18)	(88.9)	(0.29)	(3.25)	(91.1)
Discontinued operations	(0.04)	(0.02)	NM	(0.05)	(0.03)	66.7
Net loss	(0.06)	(0.20)	(70.0)	(0.34)	(3.27)	(89.6)

Diluted:
Continuing operations	(0.02)	(0.18)	(88.9)	(0.29)	(3.25)	(91.1)
Discontinued operations	(0.04)	(0.02)	NM	(0.05)	(0.03)	66.7
Net loss	(0.06)	(0.20)	(70.0)	(0.34)	(3.27)	(89.6)

Average common shares:
Basic	52,076	44,958		49,261	44,847
Diluted	52,076	44,958		49,261	44,847

This change also results in an increase in adjusted income (loss) per common share(1) from a loss of $0.01 per diluted common share for the quarter ended September 30, 2012 to earnings of $0.08 per diluted common share. For the 2012 fiscal year, the Company's adjusted earnings per common share increases from $0.33 to $0.42. The following tables summarize the impact from unusual matters on loss attributable to Lee Enterprises, Incorporated and loss per diluted common share for the Company's quarter and year ended September 30, 2012 compared to the prior year periods:

			Quarter Ended
	September 30 2012		September 25 2011
(Thousands of Dollars, Except Per Share Data)	Amount	Per Share	Amount	Per Share

Loss attributable to Lee Enterprises, Incorporated, as reported	(3,154)	(0.06)	(8,784)	(0.20)
Adjustments:
Impairment of goodwill and other assets, including TNI Partners	1,388		17,714
Debt financing and reorganization costs	1,869		2,698
Litigation settlement	2,802		—
Unusual matters related to discontinued operations	3,614		4
Other, net	1,626		2,771
	11,299		23,187
Income tax effect of adjustments, net, and unusual tax matters	(3,912)		(5,448)
	7,387	0.14	17,739	0.39
Income (loss) attributable to Lee Enterprises, Incorporated, as adjusted	4,233	0.08	8,955	0.20

	2012		2011
(Thousands of Dollars, Except Per Share Data)	Amount	Per Share	Amount	Per Share

Loss attributable to Lee Enterprises, Incorporated, as reported	(16,698)	(0.34)	(146,868)	(3.27)
Adjustments:
Curtailment gains	—		(16,137)
Impairment of goodwill and other assets, including TNI Partners	1,388		216,339
Debt financing and reorganization costs	45,378		12,612
Litigation settlement	2,802		—
Unusual matters related to discontinued operations	4,145		1,011
Other, net	4,789		5,502
	58,502		219,327
Income tax effect of adjustments, net, and other unusual tax matters	(20,940)		(40,779)
	37,562	0.76	178,548	3.98
Income attributable to Lee Enterprises, Incorporated, as adjusted	20,864	0.42	31,680	0.71

This Amendment Filing does not reflect events occurring after the Original Filing, or modify or update the disclosure presented in the Original Filing, except to reflect revisions associated with the change in income tax expense.

NOTES

(1)
Adjusted income (loss) and adjusted earnings (loss) per common share, which are defined as loss attributable to Lee Enterprises, Incorporated and loss per common share adjusted to exclude both unusual matters and those of a substantially non-recurring nature, are non-GAAP (Generally Accepted Accounting Principles) financial measures. Reconciliations of adjusted income (loss) and adjusted earnings (loss) per common share to loss attributable to Lee Enterprises, Incorporated, and loss per common share are included in tables accompanying this release.

No non-GAAP financial measure should be considered as a substitute for any related GAAP financial measure. However, the company believes the use of non-GAAP financial measures provides meaningful supplemental information with which to evaluate its financial performance, or assist in forecasting and analyzing future periods. The company also believes such non-GAAP financial measures are alternative indicators of performance used by investors, lenders, rating agencies and financial analysts to estimate the value of a publishing business and its ability to meet debt service requirements.

(2)
Operating cash flow, which is defined as operating income (loss) before depreciation, amortization, impairment charges, curtailment gains and equity in earnings of associated companies, and operating cash flow margin (operating cash flow divided by operating revenue) are non-GAAP financial measures. See (1) above. Reconciliations of operating cash flow to operating income (loss), the most directly comparable GAAP measure, are included in a table accompanying this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	December 14, 2012	By:
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer